UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 10, 2015

 Commission file number: 333-178786-01

__________________________

GREENBACKER RENEWABLE ENERGY COMPANY LLC

(Exact Name of Registrant as Specified in its Charter)

__________________________

Delaware (State or Other Jurisdiction of Incorporation or Organization)	80-0872648 (I.R.S. Employer Identification No.)

369 Lexington Avenue, Suite 312

New York, NY 10017
Tel (646) 237-7884

(Address, including zip code and telephone number, including area code, of registrants Principal Executive Office)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                Written communications pursuant to Rule 425 under the Securities Act.

☐                Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐                Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01. Other Events.

On March 3, 2015, Greenbacker Renewable Energy Company LLC’s (the “Company”) Board of Directors authorized cash distributions of $0.0016438 per share, per day, on each outstanding Class A, C and I share of common stock commencing on April 1, 2015 and ending on June 30, 2015. The distributions will be payable on May 1, 2015, June 1, 2015 and July 1, 2015 to shareholders of record as of April 30, 2015, May 29, 2015 and June 30, 2015, respectively. The cash distributions for the period April 1 through June 30, 2015 are consistent with the cash distributions for the period January 1 through March 31, 2015.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit
Number	Description

99.1	Press release dated March 10, 2015.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2015	Greenbacker Renewable Energy Company LLC

	By:	/s/ Charles Wheeler
	Name:	Charles Wheeler
	Title:	Chief Executive Officer, President and Director

3

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press release dated March 10, 2015.